UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2011

Gulf Island Fabrication, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	0-22303	72-1147390
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

583 Thompson Road, Houma, Louisiana		70363
(Address of principal executive offices)		(Zip Code)

(985) 872-2100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On April 8, 2011, Gulf Island Fabrication, Inc. issued a press release announcing that Kerry J. Chauvin, Chief Executive Officer, Kirk J. Meche, President and Chief Operating Officer, and Robin A. Seibert, Chief Financial Officer, will present at the 15th Annual BURKENROAD REPORTS Investment Conference hosted by Tulane University’s Freeman School of Business.  The event will be held on Friday, April 15, 2011 at the Sheraton Hotel located at 500 Canal Street in New Orleans.  A copy of the press release is attached.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated April 8, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Robin A. Seibert
Robin A. Seibert
Vice President – Finance,
Chief Financial Officer
and Treasurer

Dated:	April 8, 2011